                                                                      EXHIBIT 99

                         TERM SHEET DATED MARCH 11, 1999



                        Green Tree Financial Corporation
                Manufactured Housing Contract Senior/Subordinate
                    Pass-Through Certificates, Series 1999-2
                          $1,100,000,000 (Approximate)













--------------------------------------------------------------------------------

 This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurances, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                         TERM SHEET DATED MARCH 11, 1999

                        Green Tree Financial Corporation
                Manufactured Housing Contract Senior/Subordinate
                    Pass-Through Certificates, Series 1999-2
                          $1,100,000,000 (Approximate)
                               Subject to Revision

SELLER/SERVICER:  Green Tree Financial Corporation ("Green Tree")
TRUSTEE:          U.S. Bank National Association, St. Paul, Minnesota
UNDERWRITERS:     Lehman Brothers (Lead), J.P. Morgan & Co., Merrill Lynch & Co.
OFFERED CERTIFICATES:
                                 Ratings             WAL             Exp Final
                   Amount     (S & P/Fitch)       @ 175% MHP         Maturity
                   ------     -------------       ----------         --------
  To Call:
  A-1          $78,000,000       AAA/AAA             1.00              4/01
  A-2          $48,000,000       AAA/AAA             2.57              6/02
  A-3          $85,000,000       AAA/AAA             4.77              2/06
  A-4          $33,500,000       AAA/AAA             7.89              5/08
  A-5          $40,750,000       AAA/AAA            10.93              6/12
  A-6          $47,000,000       AAA/AAA            15.42              5/15
  A-7         $600,000,000       AAA/AAA             6.14              5/15
  M-1          $57,750,000        AA/AA              9.77              5/15
  M-2          $30,250,000        A-/A+              9.77              5/15
  B-1          $44,000,000      BBB+/BBB             6.19              1/08
  B-2          $35,750,000      BBB-/BBB+           12.54              5/15

To Maturity
  A-6          $47,000,000       AAA/AAA            17.26              6/23
  A-7         $600,000,000       AAA/AAA             6.40              6/23
  M-1          $57,750,000        AA/AA             10.26              6/23
  M-2          $30,250,000        A-/A+             10.26              6/23
  B-2          $35,750,000      BBB-/BBB+           15.33              9/25

CUT-OFF DATE:             March 1, 1999 (or the date of origination, if later)

EXP. PRICING:             Week of March 8, 1999

EXP. SETTLEMENT:          March 31, 1999

INTEREST/PRINCIPAL:       The 1st day of each month (or if such 1st day is not a
                          business day, the next succeeding business day), commencing on May 3, 1999.

OTHER CERTIFICATES        In addition to the Offered Certificates, the Class C
                          and Class B-3I Certificates will be issued. The Class
                          B-3I Certificates will be interest-only Certificates which are retained by an affiliate of Green Tree, and fully subordinated to the Offered Certificates.

ERISA: The Class A Certificates are ERISA eligible, subject to the conditions set forth in the Prospectus Supplement. The Class M-1, M-2, B-1 and B-2 Certificates will not be sold to benefit plans unless such plans deliver a legal opinion to the Trustee, stating that assets of the Trust are not deemed "plan assets".


        Recipients must read the statement printed on the attached cover.
       Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

SMMEA: The Class A Certificates and Class M-1 Certificates will not constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") until such time as the Pre-Funded Amount is reduced to zero. At such time, the Class A and M-1 Certificates will be "legal investments" for certain types of institutional investors to the extent provided in that Act. The Class M-2, B-1 and B-2 Certificates are not SMMEA eligible.

TAX STATUS:               Two separate REMIC Elections will be made with respect
                          to the Trust for federal income tax purposes.

OPTIONAL REDEMPTION:      Less than 10% of the original pool balance
                          outstanding.


                                    STRUCTURE

CREDIT ENHANCEMENT:       Class A: 15.25% subordination (Class M-1, M-2, B-1 and
                              B-2) plus Overcollateralization building to 1% of initial aggregate pool balance, plus Excess Spread (Class B-3I)
                          Class M-1: 10.00% subordination (Class M-2, B-1 and
                              B-2) plus Overcollateralization building to 1% of initial aggregate pool balance, plus Excess Spread (Class B-3I)
                          Class M-2: 7.25% subordination (Class B-1 and B-2)
                              plus Overcollateralization building to 1% of initial aggregate pool balance, plus Excess Spread (Class B-3I)
                          Class B-1: 3.25% subordination (Class B-2) plus
                              Overcollateralization building to 1% of initial aggregate pool balance, plus Excess Spread (Class B-3I)
                          Class B-2: Limited Guarantee plus
                              Overcollateralization building to 1% of aggregate
                              pool balance, plus Excess Spread (Class B-3I)
                          Overcollateralization Amount: $0 initially, building
                              to $11,000,000 (1% of initial aggregate pool
                              balance).

THE CONTRACT POOL:        On the Closing Date, the Trust expects to purchase (i)
                          manufactured housing contracts having an aggregate principal balance of approximately $625,594,156.59 as of the Cut-off Date (the "Initial Contracts") and (ii) additional manufactured housing contracts (the
                          "Additional Contracts"). An amount will be deposited into an account (the "Prefunding Account") on the Closing Date to purchase additional contracts prior to 90 days from the Closing Date (the "Subsequent
                          Contracts") for inclusion in the Contract Pool. The
                          Subsequent Contracts will represent no more than 25% of the aggregate Contract Pool.

DISTRIBUTIONS:            The Amount Available on each Remittance Date generally
                          includes the sum of (a) payments on the Contracts due and received during the related Due Period (as defined below), (b) prepayments and other unscheduled collections received during the related Due Period, and (c) all collections of principal on the Contracts received during the Due Period in which such Remittance Date occurs up to and including the third business day prior to such Remittance Date (but in no event later than the 25th day of the month prior to such Remittance Date), minus (d) with respect to all Remittance Dates other than the Remittance Date in May
                          1999, all collections in respect of principal on the Contracts received during the related Due Period up to and including the third business day prior to the preceding Remittance Date (but in no event later than the 25th day of the prior month). The Amount Available will generally be applied first to the distribution of interest on Class A, M-1, M-2 and B-1 Certificates, then to the distribution of principal on Class A, M-1, M-2 and B-1 Certificates, and finally to the distribution of interest and principal on Class B-2
                          Certificates.

                          The "Due Period" with respect to all Remittance Dates, other than the Remittance Date in May 1999, is the period from and including the 15th day of the second month preceding such Remittance Date, to and including the 14th day of the month immediately preceding such Remittance Date. With respect to the Remittance Date in May 1999, the Due Period will be the period from and including March 1, 1999 to and including April 14, 1999.


        Recipients must read the statement printed on the attached cover.
       Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

INTEREST
(Class A, M-1, M-2, B-1): Interest will be distributable first to each class of
                          Class A Certificates, then to the Class M-1
                          Certificates, then to the Class M-2 Certificates and then to the Class B-1 Certificates. Interest on the outstanding Class A Principal Balance, Class M-1 Adjusted Principal Balance, Class M-2 Adjusted Principal Balance and Class B-1 Adjusted Principal Balance, as applicable, will accrue from the Settlement Date, or from the most recent Remittance Date on which interest has been paid to but excluding the following Remittance Date.

                          Each Class of Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis.

                          Interest shortfall will be carried forward, and will bear interest at the applicable Remittance Rate, to the extent legally permissible.

                          After payment of all principal distributable on the Class M-1 Certificates (see below), any accrued and unpaid Class M-1 Liquidation Loss Interest Amount will be distributed to the extent available. After payment of all principal distributable on the Class M-2 Certificates, any accrued and unpaid Class M-2 Liquidation Loss Interest Amount will be distributed to the extent available. After payment of all principal distributable on the Class B-1 Certificates (see below), any accrued and unpaid Class B-1 Liquidation Loss Interest Amount will be distributed to the extent available.

                          The Class M-1 Adjusted Principal Balance is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount. The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.

                          The Class M-2 Adjusted Principal Balance is the Class M-2 Principal Balance less any Class M-2 Liquidation Loss Amount. The Class M-2 Principal Balance is the Original Class M-2 Principal Balance less all amounts previously distributed on account of principal of the Class M-2 Certificates.

                          The Class B-1 Adjusted Principal Balance is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.


        Recipients must read the statement printed on the attached cover.
       Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

PRINCIPAL
(Class A, M-1, M-2, B-1): After the payment of all interest distributable to
                          Class A, Class M-1, Class M-2 and Class B-1
                          Certificateholders, principal will be distributed in the following manner.

                          The Class A Certificates are divided into two Groups. The Class A Group I is comprised of the Class A-1, A-2, A-3, A-4, A-5, and A-6 Certificates. The Class A Group II is comprised of the Class A-7 Certificates. The Class A Percentage will be distributed pro-rata among Class A Group I and Class A Group II. The portion of the Class A percentage allocable to Group I will be distributed sequentially to the Class A-1, A-2, A-3, A-4, A-5, and A-6 Certificateholders.

                          The Class A Percentage for any Remittance Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, (ii) if the Class M-1 Distribution Test is satisfied on such Remittance Date, the Class M-1 Principal Balance, otherwise zero, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                          The Class M-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied.

                          The Class M-1 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                          The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after May 2003; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 4.50%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; and (v) the sum of the Class M-1 Principal Balance, the Class M-2 Principal Balance, the Class B Principal Balance and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 22.875%.

                          The Class M-2 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance and Class M-1 Principal Balance has been reduced to zero or (ii) the Class M-2 Distribution Test is satisfied.

                          The Class M-2 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance and Class M-1 Principal Balance have not yet been reduced to zero and the Class M-2 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-2 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                          The Class M-2 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after May 2003; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date


        Recipients must read the statement printed on the attached cover.
       Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                          must not exceed 4.50%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; and (v) the sum of the Class M-2 Principal Balance, the Class B Principal Balance and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 15.00%.

                          The Class B-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance, Class M-1 Principal Balance, and Class M-2 Principal Balance have been reduced to zero or (ii) the Class B Distribution Test is satisfied.

                          The Class B Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance, the Class M-1 Principal Balance, and Class M-2 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the sum of the Class B Principal Balance and the Overcollateralization Amount as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, if any, and (iv) the sum of the Class B Principal Balance and the Overcollateralization Amount, all as of such Remittance Date.

                          The Class B Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after May 2003; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 4.50%; (iii) the Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; (v) the sum of the Class B Principal Balance and the aggregate amount of Additional Principal Payment Amounts divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 10.875%; and (vi) the sum of the Class B Principal Balance and the Overcollateralization Amount must not be less than $22,000,000.

INTEREST
(Class B-2):              Interest on the outstanding Class B-2 Principal
                          Balance will accrue from the Settlement Date, or from the most recent Remittance Date on which interest has been paid to but excluding the following Remittance
                          Date.

                          To the extent of (i) Amount Available on a Remittance Date after payment of all interest and principal then payable on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, and (ii) the Guarantee Payment, if any, for such date, interest will be paid to the Class B-2 Certificateholders at the Class B-2 Remittance Rate on the Class B-2 Principal Balance.

                          The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed on account of principal of the Class B-2 Certificates.

                          Interest shortfall will be carried forward, and will bear interest at the Class B-2 Remittance Rate to the extent legally permissible.


        Recipients must read the statement printed on the attached cover.
       Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

PRINCIPAL
(Class B-2):              The Class B-2 Certificateholders will be entitled to
                          receive principal on each Remittance Date on which:
                          (i) the Class B-1 Principal Balance has been reduced to zero and (ii) the Class B Distribution Test is satisfied, provided however that if the Class A, Class
                          M-1, Class M-2 and Class B-1 Principal Balances have been reduced to zero, the Class B-2 Certificateholders will nevertheless be entitled to receive principal.

                          The Company will be obligated under the Limited Guarantee to pay the amount, if any, by which the Class B Percentage of the Formula Principal Distribution Amount for the Remittance Date exceeds the Class B-2 Remaining Amount Available after payment of interest on the Class B-2 Certificates. On each Remittance Date, Class B-2 Certificateholders will be entitled to receive, pursuant to the Limited Guarantee, any Class B-2 Liquidation Loss Amount for such Remittance Date.

ADDITIONAL PRINCIPAL
PAYMENT AMOUNT:           On each Payment Date, the remaining Amount Available,
                          if any, after payments to Certificateholders and the Servicing Fee to Green Tree as Servicer, if any, will be used to pay principal to each Class or Classes entitled to receive principal in an amount equal to the class percentage of the formula principal distribution amount until the Overcollateralization
                          Amount equals $11,000,000.

LOSSES ON LIQUIDATED
CONTRACTS:                If Net Liquidation Proceeds from Liquidated Contracts
                          in the respective collection period are less than the Scheduled Principal Balance of such Liquidated
                          Contract, the shortfall amount will be absorbed by the Class B-3I Certificateholders, then the Monthly
                          Servicing Fee (as long as Green Tree is the Servicer), then the Overcollateralization Amount, then the Class
                          B-2 Certificateholders, then the Class B-1
                          Certificateholders, then the Class M-2
                          Certificateholders and then the Class M-1
                          Certificateholders.

CONTRACTS:                The information concerning the Initial Contracts
                          presented below is based on a pool originated through February 20, 1999. Green Tree intends to acquire and sell to the Trust (i) Additional Contracts on the Closing Date, and (ii) Subsequent Contracts within 90 days of the Closing Date. Although the characteristics of the final pool of Contracts will differ from the characteristics of the Initial Contracts shown below, Green Tree does not expect that the characteristics of the Additional Contracts and Subsequent Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.


        Recipients must read the statement printed on the attached cover.
       Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                            THE INITIAL CONTRACT POOL

         Number of MHCs in pool:                            15,357
         Wgt. Avg. Contract Rate:                            9.06%
         Range of Rates:                            4.00% - 17.00%
         Wgt. Avg. Orig. Maturity:                        310 mos.
         Range of Orig. Maturity:                      24-360 mos.
         Wgt. Avg. Rem. Maturity:                         304 mos.
         Range of Rem. Maturity:                        4-360 mos.
         Avg. Rem Princ. Balance:                       $40,736.74
         Wgt. Avg. LTV:                                     86.16%
         New/Used: (1)                                     75%/25%
         Single/Double: (1)                                25%/75%
         Park/Private: (1)                                 28%/72%

         (1) % of Initial Contract Pool by Outstanding Principal Balance


          GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT PROPERTY LOCATION

                                   % of Contract                          % of Initial Contract
                     Number        Pool by Number     Aggregate Principal  Pool by Outstanding
State             of Contracts  of Initial Contracts  Balance Outstanding   Principal Balance
-----             ------------  --------------------  -------------------   -----------------
North Carolina         1,720           11.20%           $ 73,168,678.06            11.70%
Michigan                 951            6.19%             55,546,172.37             8.88%
Texas                  1,130            7.36%             40,384,118.94             6.46%
Florida                  823            5.36%             34,640,833.66             5.54%
California             1,025            6.67%             32,787,083.18             5.24%
Other States (1)       9,708           63.22%            389,067,270.38            62.19%
                      ------          -------           ---------------           -------
Total:                15,357          100.00%           $625,594,156.59           100.00%

---------------
(1) Other States category includes those States which constitute less than 5.00% of the outstanding balance of the Initial Pool of Contracts.


        Recipients must read the statement printed on the attached cover.
       Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

              DISTRIBUTION OF ORIGINAL AMOUNTS OF INITIAL CONTRACTS

                                                           % of Initial Contract
Original Contract         Number of   Aggregate Principal   Pool by Outstanding
Amount (in Dollars)(1)    Contracts   Balance Outstanding    Principal Balance
----------------------    ---------   -------------------    -----------------
Less than $10,000.01            357     $  2,510,937.70              0.40%
$10,000.01 - $20,000.00       3,223       36,435,295.10              5.82%
$20,000.01- $30,000.00        2,970       66,072,395.19             10.56%
$30,000.01 - $40,000.00       2,534       85,422,258.77             13.65%
$40,000.01 - $50,000.00       1,517       67,058,750.95             10.72%
$50,000.01 - $60,000.00       1,189       64,674,741.16             10.34%
$60,000.01 - $70,000.00         988       63,839,951.85             10.20%
$70,000.01 - $80,000.00         798       59,667,876.48              9.54%
$80,000.01 - $90,000.00         600       50,984,705.88              8.15%
$90,000.01 - $100,000.00        455       43,088,029.03              6.89%
$100,000.01 - $110,000.00       302       31,487,266.47              5.03%
$110,000.01 - $120,000.00       163       18,593,399.87              2.97%
$120,000.01 - $130,000.00       119       14,795,460.27              2.37%
$130,000.01 - $140,000.00        61        8,218,792.50              1.31%
$140,000.01 - $150,000.00        33        4,744,668.63              0.76%
$150,000.01 - $160,000.00        23        3,546,134.95              0.57%
$160,000.01 - $170,000.00        12        1,981,094.57              0.32%
$170,000.01 - $180,000.00         4          696,522.77              0.11%
$180,000.01 - $190,000.00         5          914,930.23              0.15%
$190,000.01 - $200,000.00         2          381,527.56              0.06%
$200,000.01 and above             2          479,416.66              0.08%
                             ------     ---------------            -------
    Total                    15,357    $ 625,594,156.59            100.00%

-------------------
(1) The largest original Contract amount is $259,606.35 which represents 0.04% of the Initial Pool Principal Balance.


        Recipients must read the statement printed on the attached cover.
       Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                       CONTRACT RATES OF INITIAL CONTRACTS

                                                           % of Initial Contract
Range of Contracts by   Number of    Aggregate Principal    Pool by Outstanding
Contract Rate           Contracts    Balance Outstanding     Principal Balance
-------------           ---------    -------------------     -----------------
Less than 5.001%               8       $    599,101.14              0.10%
5.001% - 6.00%                70          5,900,460.06              0.94%
6.001% - 7.00%             1,836        152,497,155.76             24.38%
7.001% - 8.00%             1,086         79,043,237.59             12.63%
8.001% - 9.00%             2,100        116,141,220.18             18.56%
9.001% - 10.00%            2,710        109,639,833.94             17.53%
10.001% - 11.00%           1,756         60,214,720.70              9.63%
11.001% - 12.00%           1,529         40,240,510.33              6.43%
12.001% - 13.00%           1,259         25,147,233.55              4.02%
13.001% - 14.00%           2,172         27,370,759.63              4.38%
14.001% - 15.00%             657          7,103,901.86              1.14%
15.001% - 16.00%             132          1,224,209.09              0.20%
16.001% - 17.00%              42            471,812.76              0.08%
                          ------       ---------------            -------
    Total (1)             15,357       $625,594,156.59            100.00%

------------------
(1) Percentages do not add to 100% due to rounding.


       DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF INITIAL CONTRACTS

                                                         % of Initial Contract
                      Number of   Aggregate Principal     Pool by Outstanding
Loan-to-Value Ratio   Contracts   Balance Outstanding      Principal Balance
-------------------   ---------   -------------------      -----------------
Less than 60.001%           706     $ 26,026,583.14                4.16%
60.001 % - 65.000%          270       11,307,968.38                1.81%
65.001 % - 70.000%          426       17,666,443.00                2.82%
70.001 % - 75.000%          572       25,348,447.88                4.05%
75.001 % - 80.000%        1,342       54,025,257.45                8.64%
80.001 % - 85.000%        1,681       75,685,909.65               12.10%
85.001 % - 90.000%        5,507      202,181,934.35               32.32%
90.001 % - 95.000%        3,310      157,661,641.59               25.20%
95.001 % - 100.000%       1,543       55,689,971.15                8.90%
                         ------     ---------------              -------
    Total                15,357     $625,594,156.59              100.00%


        Recipients must read the statement printed on the attached cover.
       Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                REMAINING MONTHS TO MATURITY OF INITIAL CONTRACTS

                                                          % of Initial Contract
                    Number of     Aggregate Principal      Pool by Outstanding
Months Remaining    Contracts     Balance Outstanding       Principal Balance
----------------    ---------     -------------------       -----------------
Less than 31              795       $  3,538,110.86                0.57%
31 - 60                   917          8,043,478.75                1.29%
61 - 90                 1,064         14,379,409.39                2.30%
91 - 120                  829         14,975,285.85                2.39%
121 - 150                 691         16,072,654.18                2.57%
151 - 180               1,786         47,870,466.30                7.65%
181 - 210                 170          6,001,469.87                0.96%
211 - 240               1,754         59,491,232.02                9.51%
241 - 270                  48          2,106,016.60                0.34%
271 - 300                 956         37,813,580.84                6.04%
301 - 330                  50          2,355,460.73                0.38%
331 - 360               6,297        412,946,991.20               66.01%
                       ------       ---------------              -------
    Total (1)          15,357       $625,594,156.59              100.00%

--------------
(1) Percentages do not add to 100% due to rounding.


                    YEARS OF ORIGINATION OF INITIAL CONTRACTS

                                                           % of Initial Contract
                          Number of   Aggregate Principal   Pool by Outstanding
Year of Origination (1)   Contracts   Balance Outstanding    Principal Balance
-----------------------   ---------   -------------------    -----------------
           1985                21       $    107,449.46             0.02%
           1986               445          2,426,003.10             0.39%
           1987               258          2,437,225.98             0.39%
           1988               467          4,580,992.15             0.73%
           1989                 6            103,724.61             0.02%
           1990             1,485         19,744,413.74             3.16%
           1991                 2             51,636.58             0.01%
           1992                 3             96,139.65             0.02%
           1993                 1              9,760.55               *
           1994                 6            217,508.31             0.03%
           1995                 9            277,638.39             0.04%
           1996                70          1,796,164.12             0.29%
           1997               411         11,125,686.07             1.78%
           1998             4,754        320,043,552.82            51.16%
           1999             7,419        262,576,261.06            41.97%
                           ------       ---------------           -------
           Total           15,357       $625,594,156.59           100.00%

-------------
* Indicates a percentage greater than 0% but less than 0.005%

(1) The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.


        Recipients must read the statement printed on the attached cover.
       Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                         MHP PREPAYMENT SENSITIVITIES(1)

               100% MHP        125% MHP           150% MHP          175% MHP
             WAL/Maturity    WAL/Maturity       WAL/Maturity      WAL/Maturity
To Call
A-1            1.45  3/02      1.25  10/01       1.11  6/01        1.00  4/01
A-2            3.84  3/04      3.28  6/03        2.88  11/02       2.57  6/02
A-3            7.55  11/09     6.44  5/08        5.49  2/07        4.77  2/06
A-4           12.00  11/12    10.40  2/11        9.02  8/09        7.89  5/08
A-5           15.91  11/17    14.00  11/15      12.34  12/13      10.93  6/12
A-6           20.97  12/20    18.92  11/18      17.07  1/17       15.42  5/15
A-7            8.95  12/20     7.86  11/18       6.92  1/17        6.14  5/15
M-1           12.66  12/20    11.35  11/18      10.50  1/17        9.77  5/15
M-2           12.66  12/20    11.35  11/18      10.50  1/17        9.77  5/15
B-1            7.68  9/10      6.83  6/09        6.47  9/08        6.19  1/08
B-2           16.61  12/20    14.88  11/18      13.62  1/17       12.54  5/15

To Maturity
A-6           22.66  4/27     20.78  3/26       18.95  12/24      17.26  6/23
A-7            9.19  4/27      8.12  3/26        7.19  12/24       6.40  6/23
M-1           13.03  4/27     11.77  3/26       10.96  12/24      10.26  6/23
M-2           13.03  4/27     11.77  3/26       10.96  12/24      10.26  6/23
B-2           18.67  4/28     17.34  9/27       16.28  11/26      15.33  9/25

               200% MHP        250% MHP           300% MHP          350% MHP
             WAL/Maturity    WAL/Maturity       WAL/Maturity      WAL/Maturity
To Call
A-1            0.90  1/01      0.77  10/00       0.66  8/00        0.59  6/00
A-2            2.33  3/02      1.97  9/01        1.71  5/01        1.51  2/01
A-3            4.21  4/05      3.41  12/03       2.91  2/03        2.56  8/02
A-4            6.95  4/07      5.49  9/05        4.41  6/04        3.71  6/03
A-5            9.74  2/11      7.84  11/08       6.39  3/07        5.23  10/05
A-6           14.01  12/13    11.69  8/11        9.89  11/09       8.43  6/08
A-7            5.50  12/13     4.50  8/11        3.77  11/09       3.22  6/08
M-1            9.17  12/13     8.19  8/11        7.46  11/09       6.86  6/08
M-2            9.17  12/13     8.19  8/11        7.46  11/09       6.86  6/08
B-1            5.96  7/07      5.61  10/06       5.36  4/06        5.18  11/05
B-2           11.63  12/13    10.17  8/11        9.08  11/09       8.23  6/08

To Maturity
A-6           15.74  11/21    13.20  11/18      11.18  5/16        9.53  4/14
A-7            5.75  11/21     4.72  11/18       3.96  5/16        3.37  4/14
M-1            9.67  11/21     8.72  11/18       8.00  5/16        7.43  4/14
M-2            9.67  11/21     8.72  11/18       8.00  5/16        7.43  4/14
B-2           14.42  5/24     12.71  8/21       11.35  11/18      10.25  7/16


(1) The following are the assumed characteristics of the Additional and Subsequent Contracts as of the Cut-off Date:

Months        Aggregate Principal     Wtd Avg        Wtd Avg         Wtd Avg
Remaining     Balance Outstanding  Original Term  Remaining Term  Contract Rate
---------     -------------------  -------------  --------------  -------------

0 to 90          $7,341,025.52          80               80          12.412%
91 to 120       $16,210,538.17         119              119          12.184%
121 to 180      $57,086,602.59         177              177          11.308%
181 to 240      $73,244,849.34         240              240          10.795%
241 to 300      $46,868,283.87         300              300          10.671%
301 to 360     $273,654,543.92         360              360           9.584%
               ---------------         ---              ---          -------
Total:         $474,405,843.41         301              301          10.218%


        Recipients must read the statement printed on the attached cover.
       Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.